1 News Release Mammoth Energy Services, Inc. Announces $58 Million Aviation Term Loan Facility with Bank7 Asset-backed financing to support continued growth of the Company’s aviation leasing platform OKLAHOMA CITY – October 30, 2026 – Mammoth Energy Services, Inc. (“Mammoth” or the “Company”) (NASDAQ: TUSK) today announced that, on October 28, 2026, its aviation subsidiaries, Cobra Aviation Services LLC and Leopard Aviation LLC, entered into a loan and security agreement with Bank7 providing for up to $58 million of senior secured term loans. The Company expects to use proceeds from the facility to fund the acquisition of additional aviation assets. The facility consists of a $25 million Term Loan A and a $33 million Term Loan B, each of which may be drawn during the 60-day period following closing. Advances under Term Loan B are subject to certain conditions. The loans bear interest at a floating rate, amortize monthly beginning in January 2027 and mature in October 2030. The facility is secured by the borrowers’ aviation assets and is guaranteed by Mammoth. No amounts were drawn at closing. Mark Layton, Mammoth’s Chief Financial Officer, stated, “This facility is an important step for our aviation platform. As of September 30, the total cost of our aviation portfolio was approximately $134.9 million, which had been funded without debt. Our aviation assets are well suited to asset-backed financing. This facility allows us to add prudent leverage and fund the next phase of fleet growth while preserving liquidity. We appreciate Bank7’s support.” About Mammoth Energy Services, Inc. Mammoth Energy Services, Inc. (NASDAQ: TUSK) is a growth-oriented company centered on an expanding aviation leasing platform. Through its rental services segment, Mammoth leases and sells aviation assets and rents heavy equipment used in construction and energy operations. The Company also provides fiber optic services to utility customers; natural sand proppant for hydraulic fracturing; workforce accommodations for projects in remote locations; and directional drilling services. For more information, please visit www.mammothenergy.com. ### Contacts: Mark Layton, CFO Mohammed Topiwala Mammoth Energy Services, Inc. Vizara Advisors - Investor Relations investors@mammothenergy.com TUSK@vizaraadvisors.com Exhibit 99.1

2 Forward-Looking Statements and Cautionary Statements All statements, other than statements of historical facts that address activities, events or developments that Mammoth expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “could,” “should,” “expect,” “anticipate,” “plan,” “intend,” “believe,” “estimate,” “project,” “forecast,” “target,” “continue,” “potential,” or similar expressions, and the negative thereof. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include statements, estimates and projections regarding the Company’s expectations, plans, objectives, strategies, business outlook, future financial position, liquidity and capital resources, operations, performance, acquisitions, returns, capital expenditure budgets, plans for stock repurchases under its stock repurchase program, business trends, costs and other guidance regarding future developments. Forward-looking statements are not assurances of future performance. Forward-looking statements include, without limitation, statements regarding the expected use of proceeds of the term loans, the availability and timing of advances under the facility, and the Company's plans to acquire additional aviation assets and grow its aviation leasing platform. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for the Company’s existing operations, experience and perception of historical trends, current conditions, anticipated future developments and their effect on Mammoth, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward- looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Forward-looking statements are subject to risks and uncertainties, many of which are beyond our control. As a result, actual outcomes and results may differ materially from those expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include, among others: • our ability to comply with the financial covenants and other terms of the loan and security agreement; • changes in interest rates and their impact on our cost of capital; • the impact of the divestiture of our subsidiaries 5 Star Electric, LLC, Higher Power Electrical, LLC, Python Equipment LLC and Aquawolf LLC, and the equipment previously used in our hydraulic fracturing business; • general economic, financial and industry conditions, including inflation, commodity price volatility and fluctuations in customer spending and capital expenditure activity; • conditions in the energy, infrastructure, aviation, rental equipment and natural sand proppant markets that affect demand for our services and products; • fluctuations in the value of our marketable securities portfolio and the impact of unrealized gains and losses on our reported financial results; • our ability to execute our business strategy, successfully integrate acquired businesses, realize anticipated acquisition benefits, grow existing operations and identify additional growth opportunities; • our ability to successfully deploy capital into aviation assets, achieve expected utilization levels and realize anticipated returns on aviation-related investments; • the availability and cost of labor, equipment, materials, replacement parts and other operational resources; • customer concentration, customer payment risks and our ability to collect outstanding receivables, including the timing and collectability of amounts owed by the Puerto Rico Electric Power Authority (“PREPA”); • the adequacy of our capital resources and liquidity; • governmental actions, regulations, permitting requirements, trade policies, tariffs and other legal or regulatory developments; • litigation, claims, investigations and other contingent liabilities; • weather events, natural disasters, acts of war, terrorism, civil unrest, cybersecurity incidents and other events beyond our control; and • the other risks and uncertainties described under Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 6, 2026, as updated by Part II, Item 1A, “Risk Factors” in our subsequent Quarterly Reports on Form 10-Q, and in our Current Reports on Form 8-K and other filings we make with the SEC, which are available on the SEC’s website at www.sec.gov and on Mammoth’s website at www.ir.mammothenergy.com. The forward-looking statements contained in this news release speak only as of the date of this news release or, if earlier, as of the date they were made, and are based on information available to us as of that date. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, and readers are cautioned not to place undue reliance on these forward-looking statements.